Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ Kevin Burke

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ Vincent A. Calarco

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ George Campbell Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ Gordon J. Davis

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ Michael J. Del Giudice

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ Ellen V. Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ John F. Hennessy III

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of July 2013.

/s/ Robert Hoglund

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ John F. Killian

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ Eugene R. McGrath

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 30 day of July 2013.

/s/ Robert Muccilo

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ Sally H. Piñero

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ Michael W. Ranger

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Robert Muccilo, Scott Sanders and Elizabeth D. Moore, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed five million shares of the Company’s Common Shares ($.10 par value) to be offered and sold under the Consolidated Edison, Inc. Long Term Incentive Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of February 2013.

/s/ L. Frederick Sutherland